UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14A-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.     )

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EverBank Financial Corp

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To: All EverBank Associates

Subject: An Important Message from Our Chairman and CEO

Email Headline: Our Future Leadership for the New Post-Acquisition Bank

Dear Colleagues:

Earlier today, TIAA announced the future board and executive leadership for the new bank that will be created by the combination of EverBank and TIAA’s direct bank after TIAA’s acquisition of our company is completed.

I’m very pleased to tell you that Blake Wilson, our president and chief operating officer, has been named future president, chief executive officer and board director of the new bank, after the transaction is consummated. In this role, Blake will oversee the management of a new, combined nationwide banking platform serving consumer and commercial clients with an even broader array of banking, lending and investing products.

Kathie Andrade, who currently serves as chief executive officer of TIAA’s Retail Financial Services business, has been named future chairman of the board of the new bank. Kathie also will continue in her role leading Retail Financial Services.

Today, I’m announcing that I will be retiring as chairman and chief executive officer of EverBank Financial Corp once this transaction closes. I’m very happy to tell you that I have agreed to serve as a member of the new bank’s board of directors, after the transaction is completed sometime in the first half of 2017.

As I said last month when we announced the acquisition, this is an incredibly important and exciting new chapter in EverBank’s journey. By joining with TIAA, EverBank will be able to continue to grow and serve our clients and the communities where we work and live.

This week, teams from EverBank and TIAA are meeting to create the framework for the assessment and transition process to bring our two companies together. We have a great deal of important work to do on this process in the months ahead, and in the meantime all of us must remain sharply focused on the important job of serving our clients.

Today’s future leadership announcement is great news, and I hope you will join me in congratulating Blake on his new future role.

Sincerely,

Rob Clements

Chairman and CEO

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed merger between EverBank Financial Corp and Teachers Insurance and Annuity Association of America (“TIAA”). In connection with the transaction, EverBank Financial Corp intends to file relevant materials with the Securities and Exchange Commission (“SEC”), including a proxy statement on Schedule 14A. INVESTORS AND STOCKHOLDERS OF EVERBANK FINANCIAL CORP ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING EVERBANK FINANCIAL CORP’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and stockholders may also obtain copies of the documents, when filed, free of charge at the SEC’s website (https://www.sec.gov). Investors and stockholders may also obtain copies of documents filed by EverBank Financial Corp with the SEC by contacting EverBank Financial Corp at Investor Relations, EverBank Financial Corp, 501 Riverside Ave. 12th Floor, Jacksonville, FL 32202, by email at investorrelations@everbank.com, or by visiting EverBank Financial Corp’s website (https://about.everbank/investors/).

Participants in Solicitation

TIAA and EverBank Financial Corp and its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the holders of EverBank Financial Corp Common Stock in connection with the proposed transaction. Information about EverBank Financial Corp’s directors and executive officers is available in EverBank Financial Corp’s proxy statement for its 2016 Annual Meeting of Stockholders, which was filed with the SEC on April 6, 2016. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the proposed merger when they become available. Investors and stockholders should read the proxy statement carefully when it becomes available before making any investment or voting decisions.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are intended to be protected by the safe harbor provided therein. We generally identify forward-looking statements, particularly those statements regarding the benefits of the proposed merger between TIAA and EverBank Financial Corp, the anticipated timing of the transaction and the products and markets of each company, by terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “would,” “could,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” “projects,” “strategy,” “future,” “opportunity,” “will likely result” or the negative version of those words or other comparable words. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, you are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict.

A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements in this communication, including, but not limited to: the risk that the merger may not be completed in a timely manner or at all, which may adversely affect EverBank Financial Corp’s business and the price of EverBank Financial Corp Common Stock; required governmental approvals of the merger may not be obtained or may not be obtained on the terms expected or on the anticipated schedule, and materially burdensome or adverse regulatory conditions may be imposed in connection with any such governmental approvals; EverBank Financial Corp’s stockholders may fail to approve the merger; the parties to the Merger Agreement may fail to satisfy other conditions to the completion of the merger, or may not be able to meet expectations regarding the timing and completion of the merger; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the effect of the announcement or pendency of the merger on EverBank Financial Corp’s business relationships, operating results, and business generally; risks that the proposed merger disrupts current plans and operations of EverBank Financial Corp and potential difficulties in EverBank Financial Corp employee retention as a result of the merger; risks related to diverting management’s attention from EverBank Financial Corp’s ongoing business operations; the outcome of any legal proceedings that may be instituted against EverBank Financial Corp related to the Plan and Agreement of Merger or the merger; the amount of the costs, fees, expenses and other charges related to the merger; the ability of TIAA to successfully integrate EverBank Financial Corp’s operations, product lines, and technology; the ability of TIAA to implement its plans, forecasts, and other expectations with respect to EverBank Financial Corp’s business after the completion of the proposed merger and realize additional opportunities for growth and innovation; the impact of changes in interest rates; and political instability. For additional factors that could materially affect our financial results and our business generally, please refer to EverBank Financial Corp’s filings with the SEC, including but not limited to, the factors, uncertainties and risks described under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Neither TIAA nor EverBank Financial Corp undertakes any obligation to revise these statements following the date of this communication, except as required by law.